MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



FUND LOGO




Annual Report

August 31, 1998




Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863






This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the year ended August 31, 1998, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.613 per share income dividends. This represents a net annualized yield of 5.36%, based on a month-end per share net asset value of $11.46. Over the same period, the Fund's total investment return was +8.43%, based on a change in per share net asset value from $11.34 to $11.46, and assuming reinvestment of $0.645 per share income dividends and $0.166 per share capital gains distributions.

For the three-month period ended August 31, 1998, the Fund's total investment return was +1.75%, based on a change in per share net asset value from $11.41 to $11.46, and assuming reinvestment of $0.148 per share income dividends.


The Municipal Market Environment
Long-term tax-exempt bond yields declined slightly during the three months ending August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. This action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 15 basis points (0.15%) to end the quarter at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 60 basis points (0.60%) to end the quarter at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent, these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bonds. During the first eight months of 1998, almost $150 billion in new tax-exempt bonds were underwritten, an increase of almost 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate further later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes, which would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive opportunity.


Portfolio Strategy
During the quarter ended August 31, 1998, we continued our ongoing investment strategy of placing an emphasis on solid credit and attentive yield spread analyses rather than speculative interest rate calls. In an effort to preserve shareholder income, we sought to reduce or eliminate those holdings that possessed unattractive redemption features. The majority of these sales took place at substantial premiums to face value, thereby alleviating the predicament of reinvesting at lower yields. Proceeds from the sales of these holdings were reinvested in securities that offered more favorable call protection and the potential to perform well in a stable or declining interest rate environment.

Throughout the 12-month period ended August 31, 1998, probably the most significant development affecting shareholders was the impact that recent global economic and financial turmoil has had on credit spreads in the fixed-income marketplace. As late as last spring, credit spreads in the tax-exempt market reached unprecedented levels, despite mounting evidence of a reversal in the trend toward narrower spreads in the taxable corporate bond market. At present, with the high-yield bond market in disarray because of growing concern over corporate earnings prospects, the municipal high-yield market has just begun to show signs of unrest. While a more muted reaction seems probable in the municipal high-yield arena, it is likely that ongoing credit concerns relating to the global economic crisis will continue to have a broad-based impact on spreads across the entire spectrum of fixed-income securities.

Consequently, we upgraded those portions of the Fund that we believed were especially vulnerable to commodity price deflation and ongoing deterioration of the global economy. Looking ahead, we expect to continue these efforts and review prospective purchases with this strategy in mind, especially in light of persistently high valuations. Finally, we anticipate continued pressure in the high-yield municipal market, and will base future investment decisions accordingly.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager




September 28, 1998



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                S&P     Moody's   Face                                                                           Value
State         Ratings   Ratings  Amount                       Issue                                            (Note 1a)
Alabama--1.7%    B+      NR*    $ 1,000    Brewton, Alabama, IDB, PCR, Refunding (Container
                                           Corporation American Project), 8% due 4/01/2009                      $  1,134
                 CCC     Ca       5,500    Mobile, Alabama, IDB, Solid Waste Disposal, Revenue
                                           Refunding Bonds (Mobile Energy Services Co. Project),
                                           6.95% due 1/01/2020                                                     2,860

Arizona--6.0%    B       B2       3,000    Coconino County, Arizona, Pollution Control Corporation,
                                           Revenue Refunding Bonds (Tucson Electric Power--Navajo),
                                           AMT, Series A, 7.125% due 10/01/2032                                    3,380
                 NR*     B1       4,600    Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                           Bonds (America West Airlines, Inc.), AMT, 6.30% due 4/01/2023           4,820
                                           Pima County, Arizona, IDA, Revenue Bonds:
                 NR*     NR*      1,235      (La Hacienda Project), 9.50% due 12/01/2016                           1,436
                 B       B2       3,500      (Tucson Electric Power Company Project), Series B,
                                             6% due 9/01/2029                                                      3,552
                                           Sedona, Arizona, Wastewater Municipal Property Corporation,
                                           Excise Tax Revenue Refunding Bonds (b):
                 AAA     Aaa      1,510      5.20%** due 7/01/2021                                                   483
                 AAA     Aaa      1,310      5.24%** due 7/01/2023                                                   379

Arkansas--0.5%   NR*     NR*      1,200    Little Rock, Arkansas, Capital Improvement Revenue Bonds
                                           (Parks and Recreational Projects), Series A, 5.80% due 1/01/2023        1,212

California--     AAA     Aaa     10,000    Foothill/Eastern Transportation Corridor Agency, California,
1.4%                                       Toll Road Revenue Bonds (Senior Lien), Series A, 5.775%**
                                           due 1/01/2028 (h)                                                       2,297
                 NR*     NR*      1,500    Long Beach, California, Redevelopment Agency, M/F Housing
                                           Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                           6.80% due 9/01/2013 (f)                                                   825

Colorado--4.6%   NR*     NR*      1,700    Colorado Post-Secondary Educational Facilities Authority
                                           Revenue Bonds (Colorado Ocean Journey Incorporated Project),
                                           8.30% due 12/01/2017                                                    1,998
                                           Denver, Colorado, City and County Airport Revenue Bonds:
                 BBB     Baa1     2,000      AMT, Series D, 7.75% due 11/15/2013                                   2,524
                 AAA     NR*        500      Series A, 7.25% due 11/15/2002 (d)                                      573
                 NR*     NR*      3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment
                                           Revenue Bonds (Downtown Denver), AMT, Series A, 7.75%
                                           due 9/01/2017                                                           3,356


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's   Face                                                                           Value
State         Ratings   Ratings  Amount                       Issue                                            (Note 1a)
Colorado                                   Mountain Village Metropolitan District, Colorado,
(concluded)                                Refunding Bonds (San Miguel County), UT:
                 NR*     NR*    $ 1,350      8.10% due 12/01/2002 (d)                                           $  1,579
                 NR*     NR*        650      8.10% due 12/01/2011                                                    744

Connecticut      NR*     NR*      1,500    Connecticut State Health and Educational Facilities
--1.6%                                     Authority Revenue Bonds (Edgehill Issue), Series A,
                                           6.875% due 7/01/2027                                                    1,620
                 NR*     B1       1,830    New Haven, Connecticut, Facilities Revenue Bonds
                                           (Hill Health Corporation Project), 9.25% due 5/01/2017                  2,036

Florida--2.2%    NR*     NR*      1,000    Arbor Greene, Florida, Community Development District,
                                           Special Assessment Revenue Bonds, 7.60% due 5/01/2018                   1,089
                 A1+     VMIG1++  1,700    Dade County, Florida, IDA, PCR, Refunding (Florida Power &
                                           Light Company Project), VRDN, AMT, 3.60% due 4/01/2020 (a)              1,700
                 NR*     NR*      1,000    Grand Haven Community Development District, Florida,
                                           Special Assessment, Series B, 6.90% due 5/01/2019                       1,039
                 BBB     NR*        960    Jacksonville, Florida, Port Authority, IDR, Refunding
                                           (United States Gypsum Company Project), 7.25% due 10/01/2014            1,091
                 A1+     VMIG1++    300    Manatee County, Florida, PCR, Refunding (Florida Power &
                                           Light Co. Project), VRDN, 3.70% due 9/01/2024 (a)                         300

Georgia--3.9%    NR*     Aaa      2,450    Atlanta, Georgia, Urban Residential Finance Authority,
                                           College Facilities Revenue Bonds (Morris Brown College
                                           Project), 9.50% due 12/01/2001 (d)                                      2,933
                 NR*     NR*      1,950    Atlanta, Georgia, Urban Residential Finance Authority,
                                           M/F Housing Mortgage Revenue Bonds (Northside Plaza
                                           Apartments Project), 9.75% due 11/01/2020                               2,090
                 NR*     NR*      1,950    Hancock County, Georgia, COP, 8.50% due 4/01/2015                       2,253
                 NR*     NR*      1,430    Rockdale County, Georgia, Development Authority, Solid Waste
                                           Disposal Revenue Bonds (Visy Paper Inc. Project), AMT,
                                           7.40% due 1/01/2016                                                     1,551

Illinois--5.8%   BBB-    Baa2     4,000    Chicago, Illinois, O'Hare International Airport, Special
                                           Facilities Revenue Refunding Bonds (American Airlines Inc.
                                           Project), 8.20% due 12/01/2024                                          4,793
                 NR*     NR*      3,195    Illinois Development Finance Authority, Acquisition Program
                                           Revenue Bonds (Prime Health Care Centers Facilities),
                                           7.75% due 12/01/2016                                                    3,586
                 NR*     NR*      2,000    Illinois Educational Facilities Authority Revenue Bonds
                                           (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (d)           2,528
                 NR*     Baa1     1,250    Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                           Hospital Project), 6.75% due 3/01/2024                                  1,373
                 BBB     NR*      1,000    Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                           (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                  1,114

Indiana--1.9%    A+      NR*      1,500    Indiana Bond Bank, Special Hospital Program (Hendricks
                                           Community Hospital), Series A, 7.125% due 4/01/2013                     1,655
                 AAA     Aaa      2,665    Indianapolis, Indiana, Gas Utility Revenue Refunding Bonds
                                           (Distribution Systems), Series A, 5% due 8/15/2024 (e)                  2,619
                 A1+     Aaa        200    Rockport, Indiana, PCR, Refunding (AEP Generating Co.
                                           Project), VRDN, Series A, 3.70% due 7/01/2025 (a)(e)                      200

Iowa--0.9%       NR*     NR*      1,500    Iowa Finance Authority, Health Care Facilities, Revenue
                                           Refunding Bonds (Care Initiatives Project), 9.25% due
                                           7/01/2025                                                               2,029

Kentucky--2.0%   AAA     Aaa      3,900    Louisville, Kentucky, Hospital Revenue Bonds, INFLOS,
                                           9.161% due 10/30/2001 (b)(d)(g)                                         4,665



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's   Face                                                                           Value
State         Ratings   Ratings  Amount                       Issue                                            (Note 1a)
Louisiana--3.1%  NR*     A3     $ 3,500    Lake Charles, Louisiana, Harbor and Terminal District,
                                           Port Facilities Revenue Refunding Bonds (Trunkline LNG
                                           Company Project), 7.75% due 8/15/2022                                $  4,022
                 BB      NR*      3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                           Grain Company Project), 7.50% due 7/01/2013                             3,384

Maryland--2.4%   NR*     NR*      5,000    Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                5,562

Massachusetts    NR*     NR*      1,145    Boston, Massachusetts, Industrial Development Financing
--6.6%                                     Authority, Solid Waste Disposal Facility Revenue Bonds
                                           (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                          1,277
                 NR*     Ba2        265    Lawrence, Massachusetts, GO, 9.875% due 12/15/1998                        269
                                           Massachusetts State Health and Educational Facilities Authority
                                           Revenue Bonds (New England Memorial Hospital Project):
                 NR*     Caa      3,000      Refunding, Series B, 6.125% due 7/01/2013                             2,892
                 NR*     B        1,720      Series C, 7% due 4/01/2014                                            1,770
                                           Massachusetts State Industrial Finance Agency Revenue Bonds:
                 NR*     Ba2      1,675      (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                  1,984
                 BBB     Ba1      1,600      (Vinfen Corporation), 7.10% due 11/15/2018                            1,775
                 NR*     NR*      5,000    Massachusetts State Port Authority, Special Project Revenue
                                           Bonds (Harborside Hyatt), AMT, 10% due 3/01/2026                        5,571

Mississippi--    NR*     NR*      2,375    Mississippi Development Bank, Special Obligation Refunding
1.1%                                       Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017         2,455

New Jersey--                               Camden County, New Jersey, Improvement Authority, Lease
12.0%                                      Revenue Bonds (Holt Hauling & Warehousing), Series A:
                 BB-     NR*      4,600      9.625% due 1/01/2011                                                  5,791
                 BB-     NR*      2,000      9.875% due 1/01/2021                                                  2,548
                                           Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Bonds:
                 B-      B2       6,000      AMT, Series A, 7.50% due 12/01/2010                                   6,004
                 B-      B2       4,000      Series D, 7.25% due 12/01/2010                                        4,032
                 NR*     NR*      2,000    New Jersey EDA, First Mortgage Revenue Bonds
                                           (Franciscan Oaks Project), 5.75% due 10/01/2023                         2,042
                 NR*     NR*      1,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                           7% due 10/01/2014                                                       1,670
                 NR*     NR*      3,750    New Jersey EDA, Revenue Bonds (Kapkowski Road Landfill),
                                           Series A, 6.375% due 4/01/2031                                          3,750
                 BB-     Ba2      2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental
                                           Airlines Inc. Project), AMT, 5.50% due 4/01/2028                        2,012

New Mexico--2.9%                           Farmington, New Mexico, PCR, Refunding (Public Service Co.):
                 BB+     Ba1      4,500      Series B, 5.80% due 4/01/2022                                         4,633
                 BB+     Ba1      1,000      Series C, 5.80% due 4/01/2022                                         1,025
                 B       B2       1,000    Farmington, New Mexico, PCR (Tucson Electric Power Co.--
                                           San Juan), Series A, 6.95% due 10/01/2020                               1,127

New York--4.4%   A-      A3         310    New York City, New York, GO, UT, Series C, Sub-Series C-1,
                                           7.50% due 8/01/2021                                                       350
                                           Port Authority of New York and New Jersey, Special Obligation
                                           Revenue Bonds (Special Project--KIAC), AMT, Series 4:
                 NR*     NR*      1,000      3rd Installment, 7% due 10/01/2007                                    1,136
                 NR*     NR*      2,750      5th Installment, 6.75% due 10/01/2019                                 3,043
                 NR*     NR*      2,000    Utica, New York, IDA, Civic Facilities Revenue Bonds
                                           (Utica College Project), Series A, 5.75% due 8/01/2028                  2,021




Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's   Face                                                                           Value
State         Ratings   Ratings  Amount                       Issue                                            (Note 1a)
New York                                   Utica, New York, Public Improvement Bonds, UT:
(concluded)      CCC     B2     $   635      8.50% due 8/15/2007                                                $    744
                 CCC     B2         635      8.50% due 8/15/2008                                                     744
                 CCC     B2         500      8.50% due 8/15/2009                                                     586
                 CCC     B2         500      8.50% due 8/15/2010                                                     585
                 CCC     B2         500      8.50% due 8/15/2011                                                     585
                 CCC     B2         500      8.50% due 8/15/2012                                                     585

Ohio--5.2%       BB-     Ba2      5,000    Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                           (Continental Airlines, Inc.), AMT, 5.70% due 12/01/2019 (j)             5,017
                 NR*     NR*      2,500    Franklin County, Ohio, Health Care Facilities, Revenue
                                           Refunding Bonds (Ohio Presbyterian Services), 5.50%
                                           due 7/01/2017                                                           2,516
                 AAA     Aaa      1,500    Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A-2,
                                           9.821% due 3/24/2031 (c)(g)                                             1,684
                 NR*     NR*      3,000    Ohio State Water Development Authority, Solid Waste Disposal
                                           Revenue Bonds (Bay Shore Power Project), AMT, Series A,
                                           5.875% due 9/01/2020                                                    3,060

Oregon--2.3%     NR*     Baa2     2,000    Oregon State, Economic Development Revenue Refunding Bonds
                                           (Georgia Pacific Corporation Project), Series 183, 5.70%
                                           due 12/01/2025                                                          2,081
                 NR*     NR*      1,000    Western Generation Agency, Oregon, Cogeneration Project
                                           Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                           7.40% due 1/01/2016                                                     1,103
                 B+      NR*      1,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                           Corporate Project), 8% due 12/01/2003                                   2,187

Pennsylvania--                             Lehigh County, Pennsylvania, General Purpose Authority
10.5%                                      Revenue Bonds:
                 NR*     NR*      2,000      Refunding (Kidspeace Obligation Group), 6% due 11/01/2023             2,000
                 NR*     NR*      2,000      (Wiley House Kids Peace), 8.75% due 11/01/1999 (d)                    2,155
                 BBB-    NR*      5,000    McKean County, Pennsylvania, Hospital Authority Revenue Bonds
                                           (Bradford Hospital Project), 8.875% due 10/01/2020                      5,581
                 BBB-    Baa2     2,500    Pennsylvania Economic Development Financing Authority,
                                           Exempt Facilities Revenue Bonds (MacMillan Limited
                                           Partnership Project), AMT, 7.60% due 12/01/2020                         2,776
                 NR*     NR*      5,000    Pennsylvania Economic Development Financing Authority,
                                           Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                           Series A, 9.25% due 1/01/2022                                           3,600
                 NR*     NR*      1,625    Philadelphia, Pennsylvania, Authority for IDR, Health Care
                                           Facilities Revenue Bonds (Pauls Run), Series A, 5.875%
                                           due 5/15/2028                                                           1,646
                 NR*     NR*      5,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                           (Commercial Development--Philadelphia Airport),
                                           AMT, 7.75% due 12/01/2017                                               5,657
                 A1+     VMIG1++    900    Philadelphia, Pennsylvania, Hospitals and Higher Education
                                           Facilities Authority, Hospital Revenue Bonds (Children's
                                           Hospital of Philadelphia Project), VRDN, Series A, 3.65%
                                           due 3/01/2027 (a)                                                         900
                 A1+     NR*        200    Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                           Revenue Refunding Bonds (Northeastern Power Company),
                                           VRDN, Series A, 3.70% due 12/01/2022 (a)                                  200

South            NR*     NR*      3,200    South Carolina Jobs EDA, Health Facilities Revenue Refunding
Carolina--1.4%                             Bonds (First Mortgage--Lutheran Homes), 5.65% due 5/01/2018             3,190





Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P     Moody's   Face                                                                           Value
State         Ratings   Ratings  Amount                       Issue                                            (Note 1a)
Texas--7.6%      BBB-    Baa2   $ 3,000    Dallas--Fort Worth, Texas, International Airport Facilities
                                           Improvement Corporation Revenue Bonds (American Airlines,
                                           Inc.), AMT, 7.25% due 11/01/2030                                     $  3,333
                 A1+     NR*        500    Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.65%
                                           due 12/01/2025 (a)                                                        500
                 BB      Baa3     3,000    Houston, Texas, Airport System Revenue Bonds, Special Facilities
                                           (Continental Airlines Airport Improvement), AMT, Series C,
                                           6.125% due 7/15/2027                                                    3,160
                 BB-     Ba1      6,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                           Semiconductor), AMT, 6.375% due 4/01/2027                               6,821
                 BBB     Aaa      3,270    Odessa, Texas, Junior College District, Revenue Refunding
                                           Bonds, Series A, 8.125% due 6/01/2005 (d)                               4,052
                 NR*     VMIG1++    100    Port Arthur, Texas, Navigational District, PCR, Refunding
                                           (Texaco Incorporated Project), VRDN, 3.70% due 10/01/2024 (a)             100

Utah--3.0%       AAA     Aaa      3,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                           (IHC Hospitals, Incorporated), INFLOS, 9.768% due
                                           5/15/2020 (e)(g)(i)                                                     3,540
                 NR*     NR*      3,200    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027                                      3,565

Vermont--0.7%    NR*     NR*      1,500    Vermont Educational and Health Buildings Financing Agency
                                           Revenue Bonds (College of Saint Joseph's Project), 8.50%
                                           due 11/01/2024                                                          1,735

Virginia--5.9%   NR*     NR*      2,500    Dulles Town Center Community Development Authority, Virginia,
                                           Special Assessment Tax Bonds (Dulles Town Center Project),
                                           6.25% due 3/01/2026                                                     2,550
                 NR*     NR*      2,000    Pittsylvania County, Virginia, IDA, Multi-Trade Revenue Bonds,
                                           AMT, Series A, 7.50% due 1/01/2014                                      2,220
                                           Pocahontas Parkway Association, Virginia, Connector Toll Road
                                           Revenue Bonds (Route 895):
                 NR*     Ba1      5,500      First Tier, Sub-Series C, 6.25%** due 8/15/2027                         941
                 NR*     Ba1      9,000      First Tier, Sub-Series C, 6.25%** due 8/15/2035                         941
                 BBB-    Baa3    48,400      Senior Series B, 5.95%** due 8/15/2031                                7,149

Total Investments (Cost--$221,351)--101.6%                                                                       237,350

Liabilities in Excess of Other Assets--(1.6%)                                                                     (3,637)
                                                                                                                --------
Net Assets--100.0%                                                                                              $233,713
                                                                                                                ========




(a)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at August 31, 1998.
(b)MBIA Insured.
(c)GNMA Collateralized.
(d)Prerefunded.
(e)AMBAC Insured.
(f)Non-income producing security.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
(h)FSA Insured.
(i)Escrowed to maturity.
(j)This issue will begin to accrue interest on September 2, 1999.
   *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$221,351,279) (Note 1a)                         $237,349,661
                    Cash                                                                                          11,422
                    Receivables:
                      Interest                                                             $  4,289,292
                      Capital shares sold                                                       259,155
                      Securities sold                                                            24,735        4,573,182
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          11,741
                                                                                                            ------------
                    Total assets                                                                             241,946,006
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,528,018
                      Dividends to shareholders (Note 1f)                                       349,726
                      Investment adviser (Note 2)                                               176,825
                      Administration (Note 2)                                                    46,533        8,101,102
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       131,996
                                                                                                            ------------
                    Total liabilities                                                                          8,233,098
                                                                                                            ------------

Net Assets:         Net assets                                                                              $233,712,908
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  2,040,007
Consist of:         Paid-in capital in excess of par                                                         211,463,225
                    Undistributed realized capital gains on investments--net                                   4,211,294
                    Unrealized appreciation on investments--net                                               15,998,382
                                                                                                            ------------
                    Net assets--Equivalent to $11.46 per share based on 20,400,072 shares of
                    capital outstanding                                                                     $233,712,908
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1998
Investment Income   Interest and amortization of premium and discount earned                               $  15,444,485
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,144,677
                    Administrative fees (Note 2)                                                564,389
                    Professional fees                                                           129,192
                    Transfer agent fees (Note 2)                                                108,285
                    Printing and shareholder reports                                             85,183
                    Advertising                                                                  68,007
                    Accounting services (Note 2)                                                 60,910
                    Registration fees (Note 1e)                                                  53,341
                    Listing fees                                                                 42,491
                    Directors' fees and expenses                                                 28,561
                    Custodian fees                                                               21,965
                    Pricing services                                                             16,312
                    Other                                                                         7,711
                                                                                           ------------
                    Total expenses                                                                             3,331,024
                                                                                                            ------------
                    Investment income--net                                                                    12,113,461
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          5,912,960
Unrealized          Change in unrealized appreciation on investments--net                                        (11,712)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 18,014,709
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                    For the Year
                                                                                                  Ended August 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $ 12,113,461     $ 11,970,201
                    Realized gain on investments--net                                         5,912,960        4,093,259
                    Change in unrealized appreciation on investments--net                       (11,712)       4,045,233
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     18,014,709       20,108,693
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (12,113,461)     (11,970,201)
Distributions to    Realized gain on investments--net                                        (3,774,165)        (680,014)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (15,887,626)     (12,650,215)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital
Transactions        shares transactions                                                      19,965,690        4,609,228
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                             22,092,773       12,067,706
                    Beginning of year                                                       211,620,135      199,552,429
                                                                                           ------------     ------------
                    End of year                                                            $233,712,908     $211,620,135
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of  year               $  11.34   $  10.94  $  10.97  $  10.92   $  11.44
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .61        .65       .66       .65        .65
                    Realized and unrealized gain (loss) on
                    investments--net                                       .32        .44      (.03)      .23       (.45)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .93       1.09       .63       .88        .20
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.61)      (.65)     (.66)     (.65)      (.65)
                      Realized gain on investments--net                   (.20)      (.04)       --      (.15)      (.07)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.03)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.81)      (.69)     (.66)     (.83)      (.72)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.46   $  11.34  $  10.94  $  10.97   $  10.92
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.43%     10.20%     5.81%     8.68%      1.75%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.48%      1.44%     1.50%     1.52%      1.48%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.37%      5.83%     5.90%     6.11%      5.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of  year (in thousands)           $233,713   $211,620  $199,552  $198,575   $212,958
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  36.45%     43.07%    28.54%    21.28%     28.51%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1998, Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $50,316 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.
Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $105,326,726 and $80,873,778, respectively.

Net realized gains for the year ended August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $5,912,960   $ 15,998,382
                                   ----------   ------------
Total                              $5,912,960   $ 15,998,382
                                   ==========   ============

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $15,998,382, of which $19,930,612 related to appreciated securities and $3,932,230 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $221,351,279.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 1998                       Shares        Amount

Shares sold                         3,217,057   $ 36,818,498
Shares issued to share-
holders in reinvestment of
dividends and distributions           584,495      6,683,580
                                 ------------   ------------
Total issued                        3,801,552     43,502,078
Shares tendered                    (2,056,458)   (23,536,388)
                                 ------------   ------------
Net increase                        1,745,094   $ 19,965,690
                                 ============   ============

For the Year Ended                                  Dollar
August 31, 1997                       Shares        Amount

Shares sold                         2,126,310    $23,757,046
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         447,856      4,995,614
                                 ------------   ------------
Total issued                        2,574,166     28,752,660
Shares tendered                    (2,153,158)   (24,143,432)
                                 ------------   ------------
Net increase                          421,008   $  4,609,228
                                 ============   ============



Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 8, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions by the Fund during the year:

                      Ordinary   Short-Term  Long-Term
  Record   Payable     Taxable    Capital     Capital
   Date     Date       Income      Gains       Gains

 12/22/97  12/31/97   $.000022    $.030430    $.166433*

[FN]
*Of this long-term capital gain distribution, 38.27% is subject to the 28% tax rate and 61.73% is subject to the 20% tax rate.

Please retain this information for your records.


Merrill Lynch High Income Municipal Bond Fund, Inc.
August 31, 1998


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of August 31, 1998 were as follows:
                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                9.9%
A/A                                    2.6
BBB/Baa                               15.7
BB/Ba                                 15.1
B/B                                   14.5
CCC/Caa                                2.5
NR (Not Rated)                        39.6
Other++                                1.7

[FN]
++Temporary investments in short-term municipal securities.


ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.